EXCEL PUBLISHING, INC. - COMMON STOCK
                            SUBSCRIPTION AGREEMENT

Investment

I desire to purchase                                              shares of
Excel Publishing Inc at $0.10 per share for a total of $

Make Checks Payable to:  Brighton Bank , Excel Publishing, Inc., Escrow Account

Subscriber Information: Please clearly print name(s) in which Shares are to be acquired. All correspondence will go to the Investor Residence Address

Investor 1 (First, Middle I., Last):



Investor 2 (First, Middle I. Last):




REGISTRATION FOR THE INVESTMENT (HOW THE INVESTMENT SHOULD BE TITLED):




INVESTOR RESIDENCE ADDRESS 1:                          CHECK ONE OF THE
FOLLOWING:


                                                  U.S. Citizen
Investor Residence Address 2:
                                                  Resident Alien



City,                             State     ZIP Code             Foreign
Resident; Country ________

                                        U.S. Citizen residing outside the U.S.

Enter the taxpayer identification number. For most individual taxpayers, it is their Social Security Number. Note: If the purchase is in more than one name, the number should be that of the first person listed. For IRAs, Keoghs, and qualified plans, enter both the Social Security Number and the Taxpayer Identification Number for the plan.

SOCIAL SECURITY NUMBER                       TAXPAYER IDENTIFICATION NUMBER (IF
APPLICABLE)



Form of Ownership (Individual, IRA, Trust, UGMA, Pension Plan, etc.)



Subscriber Signature: The undersigned has the authority to enter into this subscription agreement on behalf of the person(s) or entity registered above.

Authorized Signature of Investor 1 ________________________________________
Date:_____________________________________

Authorized Signature of Investor 2
________________________________________
Date:_____________________________________


Company's Acceptance (To be completed only by an authorized representative of the Company.)

The foregoing subscription is accepted this ____________ day of ________________, _____



___________________________________
                                             Authorized Representative of the
Company

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